HILLVIEW INVESTMENT TRUST II
                          Hillview Alpha Fund
                    Hillview International Alpha Fund

                    Supplement dated February 11, 2002
                                  to
          Prospectus and Statement of Additional Information
                      Each dated November 1, 2001
                 and Supplemented on November 21, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information. It should be retained and read in conjunction with the Prospectus and Statement of Additional Information.

	Based on the recommendation of the investment manager, the Board of Trustees has approved a change to the investment policy of the International Alpha Fund with respect to the fund's exposure to emerging markets.

	As a result, the second sentence in the first paragraph on page 6 of the Prospectus should be deleted and replaced with the following:

"Under normal market conditions, emerging markets exposure could be as much as 25% of the fund's assets, invested through a combination of emerging market specialist manager(s), as well as emerging markets components of any of the sub-adviser's portfolios."

The reference to emerging market exposure in the second paragraph on page 5 of the Statement of Additional
Information should be deleted and replaced with the following:

"Under normal market conditions, emerging markets exposure could be as much as 25% of the fund's assets, invested through a combination of emerging market specialist manager(s), as well as emerging markets components of any of the sub-adviser's portfolios."

         PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE